VMOSO, INC.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT

This Series A Preferred Stock Purchase Agreement (the “Agreement”) is made as of January 2, 2019 by and between Vmoso, Inc., a Delaware corporation (the “Company”) and BroadVision, Inc. (“Purchaser”).  Certain capitalized terms used below are defined in the terms and conditions set forth in Exhibit A attached to this Agreement, which are incorporated by reference.

Total shares of Stock purchased:	745,000 shares of Series A Preferred Stock (the “Stock”)
Purchase Price per share:	$1.00
Total Purchase Price:	$745,000.00
Form of Payment:	Transfer of intellectual property rights pursuant to the Technology Assignment Agreement attached as Exhibit B: $745,000.00

[Remainder of page intentionally left blank]

Series A Preferred Stock Purchase Agreement

BroadVision, Inc.

Additional Terms/Acknowledgements: The undersigned Purchaser acknowledges receipt of, and understands and agrees to, this Series A Preferred Stock Purchase Agreement, including the terms and conditions set forth in Exhibit A attached to this Agreement, which are incorporated by reference.

COMPANY:

Vmoso, Inc.

By:	/s/ Pehong Chen

	Name:	Pehong Chen
	Title:	Chief Executive Officer

E-mail:	Pehong.Chen@BroadVision.com

Address:	460 Seaport Court, Suite 102
Redwood City, CA 94063
c/o Broad Vision, Inc.

COMPANY:

BroadVision, Inc.

By:	/s/ Pehong Chen

	Name:	Pehong Chen
	Title:	Chief Executive Officer

E-mail:	Pehong.Chen@BroadVision.com

Address:	460 Seaport Court, Suite 102
Redwood City, CA 94063

Series A Preferred Stock Purchase Agreement

BroadVision, Inc.

EXHIBIT A

Terms and Conditions Incorporated into

Series A Preferred Stock Purchase Agreement

1.Purchase and Sale of Stock.  Purchaser agrees to purchase from the Company, and the Company agrees to sell to Purchaser, the number of shares of Stock for the consideration set forth in the cover page to this Agreement.  The closing of the transactions contemplated by this Agreement, including payment for and delivery of the Stock, will occur at the offices of the Company immediately following the execution of this Agreement, or at such other time and place as the parties may mutually agree.

2.Investment Representations.  In connection with the purchase of the Stock, Purchaser represents to the Company the following:

(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock.  Purchaser is purchasing the Stock for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).

(b)Purchaser understands that the Stock has not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed in this Agreement.

(c)Purchaser further acknowledges and understands that the Stock must be held indefinitely unless the Stock is subsequently registered under the Act or an exemption from such registration is available.  Purchaser further acknowledges and understands that the Company is under no obligation to register the Stock.  Purchaser understands that the certificate evidencing the Stock will be imprinted with a legend that prohibits the transfer of the Stock unless the Stock is registered or such registration is not required in the opinion of counsel for the Company.

(d)Purchaser is familiar with the provisions of Rule 144 under the Act as in effect from time to time, that, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of such securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

(e)Purchaser further understands that at the time Purchaser wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser may be precluded from selling the Stock under Rule 144 even if the minimum holding period requirement had been satisfied.

(f)Purchaser further warrants and represents that Purchaser has either (i) preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect Purchaser’s own interests in connection with the purchase of the Stock by virtue of the business or financial expertise of Purchaser or of professional advisors to Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

(g)Purchaser acknowledges that Purchaser has read all tax related sections and further acknowledges Purchaser has had an opportunity to consult Purchaser’s own tax, legal and financial advisors regarding the purchase of Series A Preferred Stock under this Agreement.

Exhibit A to Series A Preferred Stock Purchase Agreement

BroadVision, Inc.

(h)Purchaser acknowledges and agrees that in making the decision to purchase the Series A Preferred Stock under this Agreement, Purchaser has not relied on any statement, whether written or oral, regarding the subject matter of this Agreement, except as expressly provided in this Agreement and in the attachments and exhibits to this Agreement.

(i)If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), the Purchaser has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Stock or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Stock.  The Purchaser’s subscription and payment for and continued beneficial ownership of the Stock will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

3.Restrictive Legends.  All certificates representing the Stock will have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties to this Agreement):

(a)“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b)“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION AND/OR ITS ASSIGNEE(S) AS PROVIDED IN THE BYLAWS OF THE CORPORATION.”

(c)“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A TRANSFER RESTRICTION, AS PROVIDED IN THE BYLAWS OF THE CORPORATION.”

(d)Any legend required by appropriate blue sky officials.

4.Market Stand-Off Agreement.  Purchaser will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of, any Common Stock or other securities of the Company held by Purchaser (other than those included in the registration), including the Stock (the “Restricted Securities”), during the 180-day period following the effective date of  the Company’s first firm commitment underwritten public offering of its Common Stock (or such longer period as the underwriters or the Company will request in order to facilitate compliance with FINRA Rule 2241 or NYSE Member Rule 472 or any successor or similar rule or regulation) .  Purchaser agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriters that are consistent with the foregoing or that are necessary to give further effect to the foregoing provision.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Purchaser’s Restricted Securities until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 4 and have the right, power and authority to enforce the provisions hereof as though they were a party to this Agreement.

5.Miscellaneous.

Exhibit A to Series A Preferred Stock Purchase Agreement

BroadVision, Inc.

(a)Notices. All notices required or permitted hereunder will be in writing and will be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day; (iii) five calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications will be sent to the other party to this Agreement at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by 10 days’ advance written notice to the other party hereto.

(b)Successors and Assigns.  This Agreement will inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser’s successors, and assigns.

(c)Attorneys’ Fees.  The prevailing party in any suit or action hereunder will be entitled to recover from the losing party all costs incurred by it in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees.

(d)Governing Law; Venue.  This Agreement will be governed by and construed in accordance with the laws of the State of Delaware.  The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement will be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e)Further Execution.  The parties agree to take all such further actions as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f)Independent Counsel.  Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Cooley LLP, counsel to the Company and that Cooley LLP does not represent, and is not acting on behalf of, Purchaser.  Purchaser has been provided with an opportunity to consult with his, her or its own counsel with respect to this Agreement.

(g)Entire Agreement; Amendment.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral, with respect to the subject matter hereof.  This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(h)Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision will be excluded from this Agreement, (ii) the balance of the Agreement will be interpreted as if such provision were so excluded and (iii) the balance of the Agreement will be enforceable in accordance with its terms.

(i)Counterparts.  This Agreement (including any schedules and/or exhibits hereto or thereto) may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of

Exhibit A to Series A Preferred Stock Purchase Agreement

BroadVision, Inc.

2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[End of Exhibit A to Series A Preferred Stock Purchase Agreement]

Exhibit A to Series A Preferred Stock Purchase Agreement

BroadVision, Inc.

Exhibit B

Technology Assignment Agreement

TECHNOLOGY ASSIGNMENT AGREEMENT

This Technology Assignment Agreement (the “Agreement”) is entered into as of January 2, 2019, by and between BroadVision, Inc. (the “Assignor”) and Vmoso, Inc., a Delaware corporation (the “Company”).  The parties hereto agree as follows:

Agreement

1.In consideration of the Company’s agreement to issue Company stock to Assignor, Assignor hereby irrevocably assigns, sells, transfers and conveys to the Company all right, title and interest, on a worldwide basis, in and to the technology described in Schedule 1 attached hereto and all applicable intellectual property rights, on a worldwide basis, related thereto, including, without limitation, copyrights, trademarks (and the goodwill of the business(es) symbolized thereby), trade secrets, patents, patent applications, moral rights, contract and licensing rights (the “Property”).  In consideration for such transfer of the Property, the Company will grant to Assignor shares of its Series A Preferred Stock.  Assignor hereby acknowledges that Assignor retains no right to use the Property and agrees not to challenge the validity of the Company’s ownership of the Property.

2.Upon each request by the Company, without additional consideration, Assignor agrees to promptly execute documents, testify and take other actions at the Company’s expense as the Company may deem necessary or desirable to procure, maintain, perfect, and enforce the full benefits, enjoyment, rights, title and interest, on a worldwide basis of the Property assigned hereunder, and render all necessary assistance in making application for and obtaining original, continuing, divisional, renewal, or reissued utility and design patents, copyrights, mask works, trademarks, trade secrets, and all other technology and intellectual property rights throughout the world related to any of the Property, in the Company’s name and for its benefit.  In the event the Company is unable for any reason, after reasonable effort, to secure Assignor’s signature on any document needed in connection with the actions specified herein, Assignor hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as its agent and attorney in fact, which appointment is coupled with an interest, to act for and in its behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of this paragraph with the same legal force and effect as if executed by Assignor.  Assignor hereby waives and quitclaims to the Company any and all claims, of any nature whatsoever, which Assignor now or may hereafter have for infringement of any Property assigned hereunder.

3.Assignor will deliver to the Company upon execution of this Agreement any and all tangible manifestations of the Property, including, without limitation, all notes, records, files and tangible items of any sort in its possession or under its control relating to the Property.  Such delivery will include all present and predecessor versions.  In addition, Assignor agrees to provide to the Company from and after the execution of this Agreement and at the expense of the Company competent and knowledgeable assistance to facilitate the transfer of all information, know-how, techniques, processes and the like related to such tangible manifestation and otherwise comprising the intangible aspects of the Property.

4.Assignor represents and warrants to the Company that (a) Assignor is the sole owner of the Property and has full and exclusive right to assign the rights assigned herein, (b) Assignor has full right and power to enter into and perform this Agreement without the consent of any third party, (c) all of the Property is free and clear of all claims, liens, encumbrances and the like of any nature whatsoever, (d) the Property is an original work of Assignor, (e) none of the Property infringes, conflicts with or violates any patent or other intellectual property right of any kind (including, without limitation, any trade secret) or similar rights of any third party, (f) Assignor was not acting within the scope of employment or other service arrangements with any third party when conceiving, creating or otherwise performing any activity with respect to the

Technology Assignment Agreement

BroadVision, Inc.

Property, (g) the execution, delivery and performance of this Agreement does not conflict with, constitute a breach of, or in any way violate any arrangement, understanding or agreement to which Assignor is a party or by which Assignor is bound and (h) Assignor has maintained the Property in confidence and has not granted, directly or indirectly, any rights or interest whatsoever in the Property to any third party.

5.Assignor further represents and warrants to the Company that no claim, whether or not embodied in an action past or present, of any infringement, of any conflict with, or of any violation of any patent, trade secret or other intellectual property right or similar right, has been made or is pending or threatened against Assignor relative to the Property.  Assignor agrees to promptly inform the Company of any such claim arising or threatened in the future with respect to the Property or any part thereof.

6.Assignor will indemnify and hold harmless the Company, from any and all claims, losses, liabilities, damages, expenses and costs (including attorneys’ fees and court costs) which result from a breach or alleged breach of any representation or warranty of Assignor (a “Claim”) set forth in this Agreement, provided that the Company gives Assignor written notice of any such Claim and Assignor has the right to participate in the defense of any such Claim at its expense.

7.This Agreement and the Schedule attached hereto constitute the entire, complete, final and exclusive understanding and agreement of the parties hereto with respect to the subject matter hereof, and supersedes any other prior or contemporaneous oral understanding or agreement or any other prior written agreement.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties hereto.

8.This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.This Agreement will be governed and construed in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to contracts made and to be performed entirely in Delaware by residents of that state.  Assignor hereby expressly consents to the personal jurisdiction of the state and federal courts located in the county in which the Company has its principal offices for any lawsuit filed there against Assignor by the Company arising from or related to this Agreement.

10.If any provision of this Agreement is found invalid or unenforceable, in whole or in part, the remaining provisions and partially enforceable provisions will, nevertheless, be binding and enforceable.

11.Failure by either party to exercise any of its rights hereunder will not constitute or be deemed a waiver or forfeiture of such rights.

12.The provisions hereof will inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

[Remainder of page intentionally left blank]

Technology Assignment Agreement

BroadVision, Inc.

The undersigned have executed this Technology Assignment Agreement as of the date set forth above.

COMPANY:

Vmoso, Inc.

By:	/s/ Pehong Chen

	Name:	Pehong Chen
	Title:	Chief Executive Officer

E-mail:	Pehong.Chen@BroadVision.com

ASSIGNOR:

BroadVision, Inc.

By:	/s/ Pehong Chen

	Name:	Pehong Chen
	Title:	Chief Executive Officer

E-mail:	Pehong.Chen@BroadVision.com

Technology Assignment Agreement

BroadVision, Inc.

Signature Page

187032352 v4

SCHEDULE 1 TO TECHNOLOGY ASSIGNMENT AGREEMENT

DESCRIPTION OF TECHNOLOGY

See attached pdf file entitled New Co Asset Transfer

187032352 v4

Clearvale Vmoso Asset Transfer

Engineering

Source control

Repository

http://vm-svn.broadvision.com/svn/mychrm/

Servers and devices

Engineering Shared and Production Computer Systems

See attached document: Clearvale and Vmoso Servers.pdf

Engineering Work Computer Systems

See Appendix I

BVOD

Computer systems - See Appendix II Mobile devices - See Appendix III

Employees Personal Computer Systems

Some Employees uses personal computer systems for work. See list in Appendix IV.

Documentation

Clearvale

●Documentation can be found on https://cvc.clearvale.com

●\\rw-fs1\Documentation\user.docs\works-in-progress\Clearvale

Vmoso

●https://www.vmoso.com/help/

●https://ngxbeta.vmoso.com/help/vmosongxhelp/

●\\rw-fs1\Documentation\user.docs\works-in-progress\Vmoso

Third party service and software licenses

Vendor, product	Purpose	Product using
Active Presenter	Training videos production	Clearvale, Vmoso
Amazon Web Service	Hosting	Clearvale, Vmoso
Ansavoice	Monitoring	Clearvale, Vmoso
Apple Developer Program	iOS app for App Store	Clearvale, Vmoso
Atlassian (Jira)	Issue tracking	Vmoso
CKSource CKEditor	Rich text editor	Clearvale, Vmoso
Comodo	SSL certificates	Clearvale
Firebase Messaging	Push notification	Vmoso
Google API	Google Integration	Clearvale, Vmoso
Google Developer Program	Android app for Google Market	Clearvale, Vmoso
HeroThemes	Wordpress theme	Vmoso
Hurricane Electric	Hosting	Clearvale, Vmoso
Maxmind	Geolocation	Clearvale
Nanospell	Spell checker	Vmoso
Office 365	Developer license (to be cancelled)	Vmoso
RapidSSL (thesslstore.com)	SSL certificates	Vmoso
Samsung SEAP	Samsung managed app	Vmoso
T-Systems	Hosting	Clearvale, Vmoso
Talentlms	Training materials hosting	Vmoso
TypeForm	Online survey (free	Vmoso

subscription to be cancelled)
Uptrends	Monitoring	Clearvale, Vmoso
Webtranslateit	Translation	Vmoso
Wordpress plugin wpml	Translation	Vmoso

Patents

1.8,639,552, SYSTEMS AND METHODS FOR CREATING AND SHARING TASKS, issued 2014-01-28

2.9,608,987, SYSTEMS AND METHODS FOR THE SECURE SHARING OF DATA, issued 2017-03-28

Marketing

Marketing Materials

Materials for MyVmoso, Vmoso and Clearvale include

●White papers

●Presentations

●Data sheets

●Videos

●Web content

●Logo

●Graphics

●etc...

The content is hosted on web site

●http://www.broadvision.com/resources

Domain Names

All domain names in this spreadsheet for products Vmoso and Clearvale https://docs.google.com/spreadsheets/d/18xvoaZabLSa2XfV-2_WcGya3tLtMdYR82OeJGtFscy k/edit?usp=sharing

Domain Name	Registration	Expires	Product

clearvale-apj.com	Network Solution	2020-09-15	Clearvale
clearvale-beta.com	Network Solution	2019-05-03	Clearvale
clearvale-eu.com	Network Solution	2019-05-22	Clearvale
clearvale-eu.net	Network Solution	2019-02-05	Clearvale
clearvale.biz	Network Solution	2019-09-24	Clearvale
clearvale.com	Network Solution	2020-02-11	Clearvale
clearvale.com.tw	Network Solution	2019-03-04	Clearvale
clearvale.es	GoDaddy	2018-12-17	Clearvale
clearvale.it	GoDaddy	2018-12-17	Clearvale
clearvale.net	Network Solution	2019-05-03	Clearvale
clearvale.nl	GoDaddy	2018-12-19	Clearvale
clearvale.org	Network Solution	2019-05-03	Clearvale
itsclear.com	Network Solution	2019-01-25	Clearvale
myclearvale.com	GoDaddy	2019-09-19	Clearvale
myclearvale.info	GoDaddy	2019-09-24	Clearvale
myclearvale.net	GoDaddy	2019-09-19	Clearvale
myclearvale.org	GoDaddy	2019-09-24	Clearvale
mytaskmail.com	GoDaddy	2018-10-11	Vmoso
myvmoso.app	GoDaddy	2019-09-06	Vmoso
myvmoso.com	GoDaddy	2019-06-05	Vmoso
myvmoso.net	GoDaddy	2019-06-05	Vmoso
taskmail.com	GoDaddy	2019-05-20	Vmoso
virmoso.biz	GoDaddy	2019-08-22	Vmoso
virmoso.co.uk	GoDaddy	2019-08-23	Vmoso
virmoso.com	GoDaddy	2019-08-22	Vmoso
virmoso.fr	GoDaddy	2019-08-22	Vmoso
virmoso.it	GoDaddy	2019-08-23	Vmoso
virmoso.mobi	GoDaddy	2019-08-23	Vmoso
virmoso.net	GoDaddy	2019-08-22	Vmoso
virmoso.tw	GoDaddy	2019-08-23	Vmoso
virmoso.us	GoDaddy	2019-08-22	Vmoso
vmoso.app	GoDaddy	2019-09-06	Vmoso
vmoso.com	GoDaddy	2019-09-23	Vmoso
vmoso.info	GoDaddy	2019-09-24	Vmoso

vmoso.net	GoDaddy	2019-09-23	Vmoso
vmoso.org	GoDaddy	2019-09-24	Vmoso
vmosonetwork.com	GoDaddy	2019-06-05	Vmoso
vmosonetwork.net	GoDaddy	2019-06-05	Vmoso
vmosonetworks.com	GoDaddy	2019-06-05	Vmoso
vmosonetworks.net	GoDaddy	2019-06-05	Vmoso
vmosoplus.com	GoDaddy	2019-06-05	Vmoso
vmosoplus.net	GoDaddy	2019-06-05	Vmoso
vmosopro.com	GoDaddy	2019-06-05	Vmoso
vmosopro.net	GoDaddy	2019-06-05	Vmoso
vmosostar.com	GoDaddy	2019-06-05	Vmoso
vmosostar.net	GoDaddy	2019-06-05	Vmoso
yunrenwu.net	GoDaddy	2019-08-31	Vmoso
yunrenwu.org	GoDaddy	2019-08-31	Vmoso

Trademarks

Trademark	Registration No.	Registration Date
CLEARVALE	4,253,421	2012-12-04
CLEARVALE (Stylized)	4,253,420	2012-12-04

Sales

Customer and Partner Contracts

Clearvale Customers

1.GC

a.Clearvale Order Form between HONG KONG BAPTIST HOSPITAL and BroadVision, Inc dated 2018-05-04

2.EMEA

a.Clearvale Order Form between Contexo GesellSchaft fur Systemintegration mbh and BroadVision, Inc date 2018-06-26

b.Clearvale Order Form between Zambon S.p.A. and BroadVision, Inc dated 2018-06-05

c.Clearvale Order Form between CIGREF and BroadVision, Inc dated 2018

3.Japan

a.Clearvale Order Form between K.K. Ashisuto and BroadVision Japan K.K. dated 2016-02-17

b.Clearvale Order Form between Hoya / Pentax Medical and BroadVision Japan

K.K. dated 2017-11-22

c.Clearvale Order Form between Plus Jointex and BroadVision Japan K.K. dated 2016-09-01

d.Clearvale Order Form between Jun-Ashida and BroadVision Japan K.K. dated 2016-12-15

e.Clearvale Order Form between Software Research Associates, Inc and BroadVision Japan K.K. dated 2015-12-08

f.Clearvale Order Form between NTT PC and BroadVision Japan K.K. dated 217-11-07

Vmoso Customers

1.GC

a.Vmoso Order Form between Mitac Information Technology Corp and BroadVision Inc. dated 2017-12-25

b.Professional Service Agreement between Mitac Information Technology Corp and BroadVision Taiwan dated 2018-02-01

c.Vmoso Order Form between TECHTREE IT SYSTEMS PRIVATE LIMITED and BroadVision, Inc. dated 2016-12-08

d.Vmoso Order Form between President Information Corp and BroadVision Taiwan dated 2018-08-07

e.Settlement Agreement between President Information Corp and BroadVision Taiwan dated 2018-08-28

2.EMEA

a.Vmoso Order Form between EAQC GmbH and BroadVision, Inc. dated 2018-03-01

b.Vmoso Order Form between EE-ISAC and BroadVision, Inc. dated 2018-01-22

c.Vmoso Order Form between ConsSys IT AG and BroadVision, Inc. dated 2017-11-29

3.Japan

a.Vmoso Order Form between Canon Marketing Japan Inc. and BroadVision Japan

K.K. dated 2017-10-17

b.Vmoso Order Form between Software Research Associates, Inc. and BroadVision Japan K.K. dated 2015-12-08

Vmoso Partners

1.GC

a.BroadVision Partner Agreement between Mitac Information Technology Corp and BroadVision Taiwan dated 2017-01-25

i.Exhibit A: Initial Business Terms

ii.Exhibit B: Support

b.BroadVision Partner Agreement between TECHTREE IT SYSTEMS PRIVATE LIMITED and BroadVision, Inc. dated 2017-01-10

c.Agent Agreement between Yip-In-Tsoi and BroadVision, Inc dated 2016-10-21

d.Agent Agreement between MaxResourceIT International Co Ltd and BroadVision, Inc dated 2017-03-28

e.Agent Agreement between Farmor Cloud Factory Co. Ltd. and BroadVision, Inc dated 2016-04-18

2.EMEA

a.Agent Agreement between Contexo GesellSchaft fur Systemintegration mbh and BroadVision, Inc dated 2018-06-26

b.Partner Agreement of 1 Feb 2018 between ConsSys IT AG and BroadVision, Inc. dated 2018-01-22

c.Vmoso Referral Agreement between Business Networks Europe Gmbh and BroadVision, Inc. dated 2011-11-06

d.Vmoso Reseller Agreement between Extended Knowledge Services LS and BroadVision, Inc dated 2018-03-23

Partners

1.Japan

a.Partner Agreement between NTT Communications and BroadVision Japan K.K. dated 2014-01-31

b.Partner Agreement between BQ Technologies and BroadVision Japan K.K. dated 2015-12-18

c.Partner Agreement between River Field and BroadVision Japan K.K. dated 2017-07-27

d.Agent Agreement between OMG Japan and BroadVision Japan K.K. dated 2018-04-10

e.Agent Agreement between K.K. Ashisuto and BroadVision Japan K.K. dated 2016-09-13

Appendix I

US employee development systems

Employee s	HW Type	Model	Asset Tag	Service Tag	Serial No.	Locat ion	HostNa me
Baba, Norman	Dell Desktop	Optiplex 3020	O0533	9LBQN2 2	20880549434	RWC	W10-05 33
Baba, Norman	Samsung Phone	GT-I9100	O0497		RF-1D194W T2J	RWC
Baba, Norman	Apple Mac Mini	A1347	O0502		C07KC04GD WYL	RWC
Chan, Dennison Keith	Apple MacBook Pro	A1425	O0498		C02K48Q2F FRP	RWC	Dennys- MBP
Chan, Yuk	Dell Laptop	Inspiron 15-5559	O0541	568BM7 2	11260687646	RWC	W10-05 41
Chan, Yuk	Samsung	Galaxy S WiFi 4.0	O0548			RWC	Yuk-Gal axy-S6
Chan, Yuk	Samsung Tablet	GT-P311 3	O0547		R82C3028Y NJ	RWC
Chen, Pehong	MS Tablet	MS Surface	O0527			RWC	CHEN- SP3
Chen, Pehong	Dell Laptop	Inspiron 13-7000	O0542	F8FSC8 2	32161980898	RWC	W10-05 42
Deleon, Ruel	Dell Desktop	Optiplex 3010	O0505	BVZ0DX 1	25877861749	RWC	Ruels-M BP
Der, Robert	Dell Desktop	Optiplex 3010	O0480	7QJRTV 1	16842808045	RWC	W7-048 0
Hankodo, Petrus	Dell Desktop	Optiplex 3010	O0537	9LBGN2 2	20880082874	RWC	W10-05 37

Henderson , Tuc	Lenovo Laptop	T60	O0348	L3BT65 4	1953-EUU	RWC
Hsu, Yun-Ping	Dell Laptop	XPS-13 9350	O0553	2B2LTC 2	5023432514	Taiwa n
Hughes, Richard	Apple Mac Book	A1342	O0400		WQ94919Q8 PW	UK
Hui, John	Apple MacBook Pro	A1279	O0522		C1ML33YTD V30	RWC
Lai, Patrick	Dell Laptop	Latitude E5400	O0379	GYWKY G1	36939091537	RWC
Lipinsky, Ed	Dell Desktop	Optiplex 3010	O0506	BZS0DX 1	26107969141	RWC	W7-050 6
Lipinsky, Ed	LG Nexus Phone		O0549		510KPJP481 380	RWC
Luo, Frank	Dell Laptop	Latitude E5420	O0443	D9PL4S 1	28883542321	US	W7-044 3
Mitani, Eiko	Dell Desktop	Optiplex 3020	O0537	2NGGJ S1	5771932706	RWC	W10-05 37
Mitani, Eiko	Dell Desktop	Optiplex 390	O0476	2NGGJ S1	5771932706	RWC	W7-047 6
Mitani, Eiko	Lenovo Laptop	E430	O0462		MP-0MYLE 12-06	RWC	W10-04 62
Sidle, Steve	Dell Laptop	Precision M4700	O0531	GNGHN X1	36246937429	RWC	W10-05 31
Sidle, Steve	Dell Laptop	XPS13-2 700sLV	O0504	FN2Y1 W1	34047405073	RWC
Valmiki, Jagadeesh	Dell Desktop	Optiplex 3010	O0485	C08TXV 1	26136221869	RWC	W10-04 85
Wong, Dexter	Dell Desktop	Optiplex 3010	O0479	7QKSTV 1	16844534317	RWC	W7-047 9
Zhang,	Dell	Optiplex	O0503	BVYYC	25877767141	RWC	W7-050

LishengDesktop3010X13

Appendix II

BVOD systems

Name	Computers	Personal computers to hold company data
Wang, Wei	1. HP Pro 3330	No
Zhao, HongYan	1.HP Pro 3330 2.HP TPN-Q129	No
Xu, Chao	1. MBP	Yes
Shi, NanJun	1. Dell vostro 270s	No
Dong, Xia	1.lenovo E430c 2.lenovo x230i 3.dell vostro 3902 4.HP laserjet M1005MFP(printer ) 5.OKI microline760F(print er) 6.Fellowes P-35C(Shredder)	No
Dong, Qiuhong	1.lenovo x220i 2.lenovo x230i	No
Shen,Ruoy u	1. lenovo U410	No
Liu,Wenbin	1.HP Pro3330 2.Mac mini	Yes

●OpenVPN cento7_openvpn_1.195 123.125.107.112

Appendix III

BVOD mobile devices

部门	手机&平板	Apple
市场&销售		Ipad 4
OnDemand	平板：surface 32G (2014-12-8 王薇) Surface pro (2015/02/06 从总部带来)	ipad 1 （已归还，放入小机房门口柜子上层的纸箱中） itouch （同上 2014/12/25） ipad-mini1
刘文斌	平板：	ipad2
	三星 GT-P5110	itouch
	手机:	iphone5(2013-3-20)
	Sony 8G SD 卡 2013-7-27	ipad4(2013-3-20)
	小米 2S2013-7-29	ipad mini(2013-3-20与QA共用)
	三星 note22013-7-30	itouch4 16G（2013-3-21）
品铂 T8N14100071 32G黑
14-11-6
联想乐檬 K3 Note 16G
(2015-06-30 S/N
HA0A57WH(60))
HTC E9pw手机(32G
2015-08-06
SN:LC53MYH00999)
华为荣耀8 FRD-AL10 （
2017-08-11 SN：
GSL0217721000593）
Sony Xperia (ntt)docomo
(2017-09-29)

QA	Nexus7	iphone3
（江莉莉）	Blackberry 9800 Torch	itouch
	Blackberry Classic SQC100-1	ipad1
	Black (2015-10-27)	iphone5(2013-3-20)
	Samsung GT-S5570	ipad4(2013-3-20)
	HTC Sensation Z710e	MAC mini MD387CH/A
	Samsung I8262D 3G手机（	(2013-7-25)
	2013-3-21）	Iphone5c（2013-1-13从usa带来）
	MEIZU NOTE2 (2015-07-01	Ipad mini（2013-1-13从usa带来）
	SN:810EBLS29ZXN)	Ipad mini2(2015-06-29
	Samsung Galaxy S6	F9FPMUU6FCM8)
	SM-G9209 4G手机 (2016-06-23)	Mac mini C07RH19TG1HW
	Apple iPhone 6 A1586 TD-LTE	(2.6GHZ 8G 1TB 2016年新购)
(2016-06-29) (IMEI
359279065357805)
Sony E6533 Black (2016-07-29)
(IMEI 35909806-108542-0)
Huawei Mate 8 (NXT-AL10)
(IMEI1 862521039385770)
OPPO R15
(IMEI:869318038989253,
869318038989246)
退库	摩托罗拉 MB525 三星 GT-P1010 HTC Desire S 5510e HTC T528W（One SU） 2013-3-21 华为 Asceend MateG3 2013-7-27

Appendix IV

Employees using personal computer systems

Employee	Type	Details
Chen, Sandra	Laptop	Lenovo E330
Chen, Don	Personal
Lin, Jiasheng	Laptop	Lenovo 13
Portal, Bill	Laptop	Samsung NP905S3G
Sakayori, Tsugutoshi	Personal
Lida, Reiko	Laptop	Lenovo S300